SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 25, 2005

EasyLink Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-26371	13-3787073
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Knightsbridge Road
Piscataway, NJ 08854
(Address of principal executive offices)

Registrant's telephone number, including area code: (732) 652-3500

N/A
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 (c) Exhibits.

Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 26, 2005 contained a copy of the Company’s press release issued on August 25, 2005 that contained some extraneous text not included in the press release as issued. A corrected copy of Exhibit 99.1 is filed herewith.

The following exhibits are filed herewith:

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 25, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2005

EASYLINK SERVICES CORPORATION

By: s/Thomas Murawski
Thomas Murawski, Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 25, 2005